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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 22, 1999


                            LITTLE SWITZERLAND, INC.
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               (Exact name of registrant as specified in charter)


          DELAWARE                   0-19369                   66-0476514
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(State or other jurisdiction  (Commission file number)       (IRS employer
     of incorporation)                                    identification no.)


          161-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS, U.S.V.I. 00804
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (340) 776-2010
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Item 5 - Other Events
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     Little Switzerland, Inc. (the "Company") issued a press release on December
22, 1999 announcing that Nasdaq had decided to delist the Company's securities as of the close of business that day from the Nasdaq SmallCap Market. The Company's common stock became eligible to trade on the OTC Bulletin Board commencing on December 23, 1999.

     A copy of the Company's press release described above is attached hereto and incorporated herein in its entirety.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibit
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     (c)  Exhibit

          Exhibit 99.1 - Press Release of the Company, dated December 22, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: January 4, 2000         By: /s/ Robert L. Baumgardner
                                  -------------------------------------
                                  Robert L. Baumgardner
                                  President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description
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Exhibit 99.1 - Press Release of Little Switzerland, Inc., dated
               December 22, 1999.